UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2020

FALCON MINERALS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38158	82-0820780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Madison Avenue, 8th Floor,

New York, NY 10022

(Address of Principal Executive Offices) (Zip Code)

(212) 506-5925

Registrant’s telephone number, including area code

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Class A Common Stock, par value $0.0001 per share	FLMN	Nasdaq Capital Market

Warrants, each to purchase one share Class A Common Stock	FLMNW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 1, 2020, Falcon Minerals Operating Partnership, LP (“Opco”), a Delaware limited partnership and wholly owned subsidiary of Falcon Minerals Corporation (the “Company”), certain of Opco’s domestic subsidiaries (the “Guarantors” and together with Opco the “Credit Parties”), certain lenders and Citibank, N.A., as administrative agent and collateral agent for the lenders from time to time party thereto (the “Agent”), entered into an amendment (the “First Amendment”) to that certain Credit Agreement, dated August 23, 2018, by and among the Credit Parties, the lenders party thereto (the “Lenders”) and the Agent, as administrative and collateral agent (the “Original Credit Agreement”).

The Original Credit Agreement provided for aggregate revolving borrowings of up to $500.0 million with an initial $115.0 million borrowing base, as redetermined from time to time pursuant to the terms set forth therein (the “Borrowing Base”).

Under the terms of the First Amendment, among other things, the Lenders and the Collateral Agent agreed that, effective as of May 1, 2020 (the “Effective Date”), and subject to the fulfillment of certain conditions precedent, the Borrowing Base shall be reduced from $90,000,000 to $70,000,000, and the Borrowing Base shall remain at $70,000,000 until the next scheduled redetermination, interim redetermination or other redetermination or adjustment of the Borrowing Base thereafter in accordance with the terms of the Original Credit Agreement (the “Redetermination”).

The Redetermination constituted the scheduled redetermination pursuant to the Original Credit Agreement.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment. A copy of the First Amendment will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Form 10-Q”) or via an amendment to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2020	FALCON MINERALS CORPORATION

	By:	/s/ Bryan C. Gunderson
Bryan C. Gunderson
Chief Financial Officer